UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Shareholders held on May 22, 2025 (the “Annual Meeting”), the shareholders of the Company elected the nine directors nominated by the board of directors of the Company to serve until the 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; approved, on an advisory basis, the compensation of the Company’s named executive officers; and approved the Welltower Inc. Amended and Restated 2022 Long-Term Incentive Plan.

The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 11, 2025 (the “2025 Proxy Statement”).

The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal #1 — The election of nine directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	570,917,257	5,604,335	209,030	25,586,546
Karen B. DeSalvo	574,022,670	1,847,060	860,892	25,586,546
Andrew Gundlach	576,179,234	329,420	221,968	25,586,546
Dennis G. Lopez	575,721,063	780,223	229,336	25,586,546
Shankh Mitra	576,227,646	291,613	211,363	25,586,546
Ade J. Patton	562,675,781	13,838,438	216,403	25,586,546
Sergio D. Rivera	571,723,607	4,794,405	212,610	25,586,546
Johnese M. Spisso	564,219,741	11,636,691	874,190	25,586,546
Kathryn M. Sullivan	571,287,039	5,246,242	197,341	25,586,546

Each of the directors was elected at the Annual Meeting.

Proposal #2 — The ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstentions	Broker Non-Votes
559,318,060	42,749,905	249,203	0

This proposal was approved at the Annual Meeting.

Proposal #3 — The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
540,290,905	34,635,610	1,804,107	25,586,546

This proposal was approved at the Annual Meeting.

Proposal #4 — The approval of an amendment to the Welltower Inc. Amended and Restated 2022 Long-Term Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
552,784,549	22,424,222	1,521,851	25,586,546

This proposal was approved at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Welltower Inc. Amended and Restated 2022 Long-Term Incentive Plan

104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: May 23, 2025	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Executive Vice President – General Counsel & Corporate Secretary